UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 26, 2018

Tompkins Financial Corporation
(Exact name of registrant as specified in its charter)

New York	1-12709	16-1482357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

The Commons, PO Box 460, Ithaca, New York	14851
(Address of Principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(607) 273-3210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02         Results of Operations and Financial Condition

On January 26, 2018, Tompkins Financial Corporation, (the “Company”) issued a press release announcing its earnings for the calendar quarter ended December 31, 2017. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01         Other Events

On January 26, 2018, the Company issued a press release announcing that its Board of Directors approved payment of a regular quarterly cash dividend of $0.48 per share, payable on February 15, 2018, to common shareholders of record on February 6, 2018. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(a)        Not applicable.

(b)        Not applicable.

(c)        Not applicable.

(d)        Exhibits.

Exhibit No.	Description

99.1	Press Release of Tompkins Financial Corporation dated January 26, 2018
99.2	Press Release of Tompkins Financial Corporation dated January 26, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: January 29, 2018	/S/ Stephen S. Romaine
Stephen S. Romaine
President and CEO

INDEX TO EXHIBITS

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release of Tompkins Financial Corporation dated January 26, 2018
99.2	Press Release of Tompkins Financial Corporation dated January 26, 2018